EXHIBIT 10.1

THIRD AMENDMENT TO

REVOLVING CREDIT AGREEMENT

Dated as of September 14, 2007

Among

EOG RESOURCES, INC.
as Borrower

and

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

BANK OF AMERICA, N.A.
as Syndication Agent

and

THE BANKS NAMED THEREIN
as Banks

J.P. MORGAN SECURITIES INC. and BANC OF AMERICA SECURITIES LLC
as Joint Lead Arrangers and Bookrunners

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Third Amendment") dated as of September 14, 2007, is among EOG RESOURCES, INC., a Delaware corporation, as the Borrower, JPMORGAN CHASE BANK, N.A., as Administrative Agent, BANK OF AMERICA, N.A., as Syndication Agent, and the Banks party hereto.

R E C I T A L S

        A. The Borrower, the Administrative Agent and the Banks are parties to that certain Credit Agreement dated as of June 28, 2005 (as amended by the First Amendment to Revolving Credit Agreement dated as of June 21, 2006 and the Second Amendment to Revolving Credit Agreement dated as of May 18, 2007, the "Revolving Credit Agreement").

        B. The Borrower has requested and the Banks have agreed to amend certain provisions of the Revolving Credit Agreement to add a Swingline Loan facility.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Revolving Credit Agreement. Unless otherwise indicated, all article and section references in this Third Amendment refer to articles and sections of the Revolving Credit Agreement.

Section 2. Amendments to Revolving Credit Agreement.

            2.1 Amendments to Section 1.1 - Certain Defined Terms.

                    (a) The definition of "Agreement" is hereby amended in its entirety to read as follows:

    "Agreement" means this Revolving Credit Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, as the same may from time to time be amended, modified, restated, or replaced from time to time, including, for the avoidance of doubt, each Appendix hereto.

                    (b) The definition of "Commitment" is hereby amended in its entirety to read as follows:

    "Commitment" means, as to each Bank, its obligation to (a) make Advances to the Borrower pursuant to Section 2.1, (b) purchase participations in L/C Obligations pursuant to Section 2.9(c) and (c) make Refunded Swingline Loans and purchase participations in Swingline Loans pursuant to Section 2.22, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Bank's name on Schedule II (including after any revision thereof under Section 2.19(e)) or in the Assignment and Assumption pursuant to which such Bank becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement; provided, that:

(a) during a Canadian Allocation Period, the Commitment of any Bank that is, or has a branch or Affiliate that is, a Canadian Bank shall be reduced by the Canadian Commitment of such Canadian Bank; and

(b) during a Sterling Allocation Period, the Commitment of any Bank that is, or has a branch or Affiliate that is, a UK Bank shall be reduced by the Sterling Commitment of such UK Bank."

                    (c) The definition of "Pro Rata Share" is hereby amended by amending clause (b)(ii) thereof in its entirety to read as follows:

"an amount equal to (A) (i) the outstanding Advances of such Bank, divided by (ii) the aggregate outstanding Advances of all Banks, times (B) the sum of (i) all outstanding L/C Obligations plus (ii) the outstanding Swingline Loans."

                    (d) The definition of "Total Outstanding Amount" is hereby amended in its entirety to read as follows:

"Total Outstanding Amount" means, at any time, the sum of (a) the outstanding Advances plus (b) the outstanding L/C Obligations and (c) the outstanding Swingline Loans.

                    (e) The following definitions are hereby added to Section 1.1 in proper alphabetic order to read as follows:

    "Refunded Swingline Loans" has the meaning specified in Section 2.22(b).

    "Swingline Commitment" means the obligation of the Swingline Lender to make its Swingline Loans pursuant to Section 2.21 in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite the Swingline Lender's name on Schedule III to the Third Amendment.

    "Swingline Lender" means JPMorgan, in its capacity as a lender of Swingline Loans.

    "Swingline Loans" has the meaning specified in Section 2.21.

    "Swingline Participation Amount" has the meaning specified in Section 2.22(c).

    "Swingline Rate" means the "ASK" rate for over-night Federal funds appearing on Page 5 of the Dow Jones Market Service on the date the Borrower requests a Swingline Loan hereunder and on each day thereafter that such Swingline Loan is outstanding.

    "Third Amendment" means the Third Amendment to Revolving Credit Agreement dated as of September 14, 2007 among the Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and the Banks party thereto.

            2.2 Amendment to Section 2.1. The first sentence of Section 2.1 is hereby amended in its entirety to read as follows:

    "Each Bank severally agrees, on the terms and conditions hereinafter set forth, to make one or more Advances as part of a Borrowing to the Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in an aggregate amount not to exceed at any time outstanding, such Bank's Commitment minus the sum of (a) such Bank's Pro Rata Share of outstanding L/C Obligations plus (b) such Bank's Pro Rata Share of outstanding Swingline Loans."

            2.3 New Section 2.21 (Swingline Commitment). A new Section 2.21 is hereby added to the Revolving Credit Agreement to read as follows:

    (a) Subject to the terms and conditions hereof, the Swingline Lender agrees to make a portion of the credit otherwise available to the Borrower under the Commitments from time to time until the Termination Date by making swing line loans ("Swingline Loans") to the Borrower; provided that (i) the aggregate outstanding principal amount of Swingline Loans owed to the Swingline Lender at any time shall not exceed its Swingline Commitment then in effect (notwithstanding that the outstanding Swingline Loans owed to the Swingline Lender at any time, when aggregated with the Swingline Lender's other outstanding Advances, may exceed its Swingline Commitment then in effect) and (ii) the Borrower shall not request, and the Swingline Lender shall not make, any Swingline Loan if, after giving effect to the making of such Swingline Loan, the aggregate amount (without duplication) of the Advances, the Swingline Loans and the L/C Obligations would exceed the Total Committed Amount. Prior to the Termination Date, the Borrower may use the Swingline Commitment by borrowing, repaying (in whole or part) and reborrowing, all in accordance with the terms and conditions hereof.

    (b) The Borrower shall repay to the Swingline Lender the then unpaid principal amount of each Swingline Loan made by the Swingline Lender on the earlier of (i) the Termination Date and (ii) the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swingline Loan is made; provided that on each date that an Advance is borrowed, the Borrower shall repay all Swingline Loans then outstanding. The unpaid principal amount of each Swingline Loan shall bear interest at the per annum rate equal to the Swingline Rate in effect from time to time plus the Applicable Margin for Eurodollar Advances.

    (c) The obligation of the Swingline Lender to make Swingline Loans to the Borrower is subject to the same conditions precedent for the making of Advances under Section 3.2, other than compliance with Section 2.2(a), as referred to in said Section 3.2.

            2.4 New Section 2.22 (Procedure for Swingline Borrowing; Refunding of Swingline Loans). A new Section 2.22 is hereby added to the Revolving Credit Agreement to read as follows:

    (a) Whenever the Borrower desires that the Swingline Lender make Swingline Loans it shall give irrevocable telephonic notice to JPMorgan, as Administrative Agent and the Swingline Lender, confirmed promptly in writing (which telephonic notice must be received by the Swingline Lender not later than 2:30 P.M., New York City time, on the proposed date Swingline Loans are requested to be made), specifying (i) the amount to be borrowed and (ii) the requested date such Swingline Loans are to be advanced (which shall be a Business Day). Each borrowing under the Swingline Commitment shall be in an amount equal to $10,000,000 or a whole multiple of $1,000,000 in excess thereof. As soon as such funds are available, but in any event not later than 3:00 P.M., New York City time, on the date such Swingline Loans are requested to be advanced pursuant to the Borrower's corresponding written confirmation referenced above, the Swingline Lender shall make available to the Administrative Agent at the Payment Office an amount in immediately available funds equal to the amount of the Swingline Loans to be made by the Swingline Lender. The Administrative Agent shall make the proceeds of such Swingline Loan available to the Borrower at the aforesaid address in immediately available funds as soon as such funds are available, but in any event not later than 3:00 P.M., New York City time, on the date such Swingline Loans are requested to be advanced pursuant to the Borrower's corresponding written confirmation.

    (b) The Swingline Lender, at any time and from time to time in its sole and absolute discretion may, on behalf of the Borrower (which hereby irrevocably authorizes the Swingline Lender to so act on its behalf), on one Business Day's prior notice to the Administrative Agent and each Bank, with copy to the Borrower, given by the Swingline Lender no later than 12:00 Noon, New York City time, request each Bank to make, and each Bank hereby agrees to make, an Advance, in an amount equal to such Bank's Pro Rata Share of the aggregate amount of the Swingline Lender's Swingline Loans (the "Refunded Swingline Loans") outstanding on the date of such notice, to repay the Swingline Lender. Each Bank shall make the amount of such Advance available to the Administrative Agent at the Payment Office in immediately available funds, not later than 10:00 A.M., New York City time, one Business Day after the date of such notice. The proceeds of such Advances shall be immediately made available by the Administrative Agent to the Swingline Lender for application by it to the repayment of the Refunded Swingline Loans.

    (c) If prior to the time an Advance would have otherwise been made pursuant to Section 2.22(b), one of the events described in Section 6.1(e) shall have occurred and be continuing with respect to the Borrower or any Principal Subsidiary or if for any other reason, as determined by the Swingline Lender in its sole discretion, Advances may not be made as contemplated by Section 2.22(b), each Bank shall, on the date such Advance was to have been made pursuant to the notice referred to in Section 2.22(b), purchase for cash an undivided participating interest in the then outstanding Swingline Loans by paying to the Swingline Lender an amount (the "Swingline Participation Amount") equal to (i) such Bank's Pro Rata Share times (ii) the sum of the aggregate principal amount of Swingline Loans then outstanding to the Swingline Lender that were to have been repaid with such Advances.

    (d) Whenever, at any time after the Swingline Lender has received from any Bank such Bank's Swingline Participation Amount, the Swingline Lender receives any payment on account of outstanding Swingline Loans, the Swingline Lender will distribute to such Bank its Swingline Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Bank's pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swingline Loans then due); provided, however, that in the event that such payment received by the Swingline Lender is required to be returned, such Bank will return to the Swingline Lender any portion thereof previously distributed to it by the Swingline Lender.

    (e) Each Bank's obligation to make the Advances referred to in Section 2.22(b) and to purchase participating interests pursuant to Section 2.22(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Bank or the Borrower may have against the Swingline Lender, the Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of an Event of Default or the failure to satisfy any of the other conditions specified in Section 3.2, (iii) any adverse change in the condition (financial or otherwise) of the Borrower, (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Obligor or any other Bank or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

            2.5 Amendment to Section 6.1. The first paragraph of clause (a) of Section 6.1 is hereby amended in its entirety to read as follows:

    "The Borrower shall fail to pay (i) (A) any Unreimbursed Amount, Canadian Unreiumbursed Amount or Sterling Unreimbursed Amount remaining outstanding and due and payable pursuant to Sections 2.9(c)(iii), 2A.7(c)(iii) and 2B.8(c)(iii), respectively, (B) any principal on any Note, or (C) any principal on any Swingline Loan, in each case when due and payable or (ii) any interest on (A) any Note or (B) any Swingline Loan, in each case for more than five days after such interest becomes due and payable or (iii) any facility or utilization fee set forth in Section 2.3 or 2A.3 or 2B.3 or any other amount due hereunder for more than 15 days after such fee or other amount becomes due and payable;"

Section 3. Conditions Precedent. This Third Amendment shall not become effective until the date on which each of the following conditions are satisfied (or waived in accordance with Section 8.1) (the "Third Amendment Effective Date"):

            3.1 The Administrative Agent shall have received from all Banks and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Persons.

            3.2 The Administrative Agent shall have received a certificate of the Borrower dated as of the Third Amendment Effective Date (in sufficient copies for each Bank) signed by a Responsible Officer of the Borrower (1) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such extension or confirming that those previously delivered pursuant to Section 3.1 remain in full force and effect and have not been amended or rescinded, as the case may be, and (2) certifying that, (a) before and after giving effect to such extension, the representations and warranties contained in Article IV made by it are true and correct on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, (b) before and after giving effect to such extension no Event of Default exists or will exist, and (c) since (1) the most immediately preceding June 30 or (2) the filing of a Form 8-K pertaining to any such type of event which was filed after such June 30 and prior to the date 30 days preceding the Third Amendment Effective Date, whichever shall later occur, there has not occurred an event, development or circumstance that has had or would reasonably be expected to have, a material adverse effect on the consolidated financial position or consolidated results of operations of the Borrower and its Subsidiaries taken as a whole.

            3.3 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

Section 4. Miscellaneous.

            4.1 Confirmation. The provisions of the Revolving Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment.

            4.2 Ratification and Affirmation. The Borrower hereby ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein.

            4.3 Loan Document. This Third Amendment is a "Loan Document" as defined and described in the Revolving Credit Agreement and all of the terms and provisions of the Revolving Credit Agreement relating to Loan Documents shall apply hereto.

            4.4 Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

            4.5 ENTIRE AGREEMENT. THIS THIRD AMENDMENT, THE REVOLVING CREDIT AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS SIGNED BY THE BORROWER COMPRISE THE COMPLETE AND INTEGRATED AGREEMENT OF THE PARTIES ON THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ALL PRIOR AGREEMENTS, WRITTEN OR ORAL, ON SUCH SUBJECT MATTER.

            4.6 GOVERNING LAW. THIS THIRD AMENDMENT, THE REVOLVING CREDIT AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

    IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

EOG RESOURCES, INC.

By: /s/ Helen Y. Lim
Name: Helen Y. Lim
Title: Vice President and Treasurer

Signature Page to Third Amendment to EOG Revolving Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By: /s/ Robert W. Traband
Name: Robert W. Traband
Title: Executive Director

Signature Page to Third Amendment to EOG Revolving Credit Agreement

BANK OF AMERICA, N.A., as Syndication
Agent

By: /s/ Shelley A. McGregor
Name: Shelley A. McGregor
Title: Senior Vice President

Signature Page to Third Amendment to EOG Revolving Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Bank
and L/C Issuer and Swingline Lender

By: /s/ Robert W. Traband
Name: Robert W. Traband
Title: Executive Director

Signature Page to Third Amendment to EOG Revolving Credit Agreement

BANK OF AMERICA, N.A., as a Bank and
L/C Issuer

By: /s/ Shelley A. McGregor
Name: Shelley A. McGregor
Title: Senior Vice President

Signature Page to Third Amendment to EOG Revolving Credit Agreement

CITIBANK, N.A., as a Bank

By: /s/ Ashish Sethi
Name: Ashish Sethi
Title: Attorney-in-Fact

Signature Page to Third Amendment to EOG Revolving Credit Agreement

DEUTSCHE BANK AG NEW YORK
BRANCH, as a Bank

By: /s/ Marcus Tarkington
Name: Marcus Tarkington
Title: Director

By: /s/ Rainer Meier
Name: Rainer Meier
Title: Vice President

Signature Page to Third Amendment to EOG Revolving Credit Agreement

WACHOVIA BANK, NATIONAL
ASSOCIATION, as a Bank

By: /s/ Christopher L. Hewitt
Name: Christopher L. Hewitt
Title: Vice President

Signature Page to Third Amendment to EOG Revolving Credit Agreement

BMO CAPITAL MARKETS, as a Bank

By: /s/ Mary Lou Allen
Name: Mary Lou Allen
Title: Vice President

Signature Page to Third Amendment to EOG Revolving Credit Agreement

THE BANK OF TOKYO-MITSUBISHI,
LTD. HOUSTON AGENCY, as a Bank

By: /s/ Takatoshi Haruna
Name: Mr. Takatoshi Haruna
Title: General Manager

Signature Page to Third Amendment to EOG Revolving Credit Agreement

BARCLAYS BANK PLC, as a Bank

By: /s/ Nicholas A. Bell
Name: Nicholas A. Bell
Title: Director

Signature Page to Third Amendment to EOG Revolving Credit Agreement

ROYAL BANK OF CANADA, as a Bank

By: /s/ Linda M. Stephens
Name: Linda M. Stephens
Title: Authorized Signatory

Signature Page to Third Amendment to EOG Revolving Credit Agreement

SOCIETE GENERALE, as Bank

By: /s/ Stephen Warfel
Name: Stephen Warfel
Title: Director

Signature Page to Third Amendment to EOG Revolving Credit Agreement

THE BANK OF NOVA SCOTIA, as a Bank

By: /s/ David Mills
Name: David Mills
Title: Director

Signature Page to Third Amendment to EOG Revolving Credit Agreement

UBS LOAN FINANCE LLC, as a Bank

By: /s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

By: /s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

Signature Page to Third Amendment to EOG Revolving Credit Agreement

WELLS FARGO BANK, NA, as a Bank

By: /s/ T. Alan Smith
Name: T. Alan Smith
Title: Vice President

Signature Page to Third Amendment to EOG Revolving Credit Agreement

LEHMAN BROTHERS BANK, FSB, as a
Bank

By: /s/ Janine M. Shugan
Name: Janine M. Shugan
Title: Authorized Signatory

Signature Page to Third Amendment to EOG Revolving Credit Agreement

MORGAN STANLEY BANK, as a Bank

By: /s/ Daniel Twenge
Name: Daniel Twenge
Title: Authorized Signatory

Signature Page to Third Amendment to EOG Revolving Credit Agreement

WILLIAM STREET COMMITMENT
CORPORATION, as a Bank

(Recourse only to William Street Commitment
Corporation)

By: /s/ Mark Walton
Name: Mark Walton
Title: Assistant Vice President

Signature Page to Third Amendment to EOG Revolving Credit Agreement

FORTIS CAPITAL CORP., as a Bank

By: /s/ Michele Jones
Name: Michele Jones
Title: Senior Vice President

By: /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

Signature Page to Third Amendment to EOG Revolving Credit Agreement

BANCO BILBAO VIZCAYA
ARGENTARIA, S.A., as a Bank

By: /s/ Emilio de las Heras
Name: Mr. Emilio de las Heras
Title: Head of New York

Signature Page to Third Amendment to EOG Revolving Credit Agreement

COMERICA BANK, as a Bank

By: /s/ De Von Lang
Name: De Von Lang
Title: Corporate Banking Officer

Signature Page to Third Amendment to EOG Revolving Credit Agreement

Schedule III

SWINGLINE COMMITMENTS
JPMorgan Chase Bank, N.A.	$ 150,000,000
Total	$ 150,000,000

Schedule III